UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2017

Eldorado Resorts, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-36629	46-3657681
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 West Liberty Street, Suite 1150 Reno, NV	89501
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (775) 328-0100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On May 1, 2017, Eldorado Resorts, Inc. (“ERI” or the “Company”) consummated its acquisition of Isle of Capri Casinos, Inc., a Delaware corporation (“Isle”) pursuant to the Agreement and Plan of Merger (the “Merger Agreement”) dated as of September 19, 2016 with Isle, Eagle I Acquisition Corp., a Delaware corporation and a direct wholly-owned subsidiary of ERI, and Eagle II Acquisition Company LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of ERI (the “Isle Acquisition”). As a result of the Isle Acquisition, Isle became a wholly-owned subsidiary of ERI.

ERI reports its financial results on a calendar fiscal year. Prior to the Isle Acquisition, Isle’s fiscal year typically ended on the last Sunday in April. Isle’s fiscal 2017 and 2016 were 52-week years, which commenced on April 25, 2016 and April 27, 2015, respectively.

The following table sets forth Isle’s unaudited consolidated historical net revenues and Adjusted EBITDA (defined below) as previously reported for the fiscal quarters ended January 24, April 24, July 24 and October 23, 2016 and January 22, 2017. The table below also sets forth Isle’s unaudited consolidated historical net revenues and Adjusted EBITDA for the calendar quarters ended March 31, June 30, September 30 and December 31, 2016 and March 31, 2017. Such information was prepared by the Company to reflect Isle’s unaudited consolidated historical net revenues and Adjusted EBITDA for periods corresponding to ERI’s fiscal quarterly calendar. Such figures are based on unaudited internal financial statements and have not been reviewed by the Company’s auditors. Such presentation does not conform with GAAP or the Securities and Exchange Commission rules for proforma presentation; however, we believe that the additional financial information will be helpful to users in comparing current results with results of prior periods. This non-GAAP data should not be considered as a substitute for data prepared in accordance with GAAP, but should be viewed in addition to the results of operations reported by Isle and the Company.

The following table summarizes net revenues for the periods presented (unaudited, in thousands):

	Net Revenues, Fiscal Quarter Ended					Net Revenues, Calendar Quarter Ended
	January 24, 2016	April 24, 2016	July 24, 2016	October 23, 2016	January 22, 2017	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017
West Region:
Black Hawk	$29,138	$32,423	$32,381	$31,695	$28,953	$32,029	$31,730	$33,324	$29,440	$32,413

Midwest Region:
Bettendorf	16,812	18,482	19,176	20,993	18,079	17,767	17,627	22,361	19,053	19,580
Waterloo	21,313	23,827	21,818	20,969	20,328	22,934	22,271	21,625	20,630	22,527
Boonville	18,438	20,646	19,680	19,377	17,638	19,821	19,691	20,206	18,357	19,464
Cape Girardeau	14,614	17,030	15,488	15,318	15,066	16,174	15,559	16,307	15,043	16,351
Caruthersville	7,952	9,709	8,821	8,237	8,053	9,093	8,896	8,675	8,269	9,004
Kansas City	17,204	20,033	17,678	16,982	17,056	19,113	18,203	17,120	17,406	19,032

South Region:
Pompano Park	44,108	51,802	40,588	37,473	42,878	52,116	42,634	39,030	40,443	50,030
Lula	11,688	14,210	12,021	10,975	10,839	13,559	12,146	11,550	11,330	12,115
Vicksburg	7,448	9,258	8,262	7,458	7,142	8,724	8,452	7,801	7,420	8,598

East Region:
Nemacolin	7,788	9,090	9,730	9,027	7,629	8,349	9,375	9,750	7,819	8,727

Property Net Revenues Before Other	196,503	226,510	205,643	198,504	193,661	219,679	206,584	207,749	195,210	217,841

Corporate and Other	21	20	3	58	156	10	20	25	93	181

Total Net Revenues	$196,524	$226,530	$205,646	$198,562	$193,817	$219,689	$206,604	$207,774	$195,303	$218,022

The following table summarizes Adjusted EBITDA for the periods presented (unaudited, in thousands):

	Adjusted EBITDA, Fiscal Quarter Ended					Adjusted EBITDA, Calendar Quarter Ended
	January 24, 2016	April 24, 2016	July 24, 2016	October 23, 2016	January 22, 2017	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017
West Region:
Black Hawk	$6,742	$9,215	$8,629	$8,974	$7,618	$9,130	$8,297	$9,402	$7,792	$9,591

Midwest Region:
Bettendorf	4,090	5,083	4,915	6,087	4,473	4,989	4,352	6,677	4,892	5,179
Waterloo	6,546	8,180	7,135	6,846	6,827	7,296	7,428	7,085	6,734	8,412
Boonville	6,629	8,077	7,465	7,097	6,364	7,564	7,463	7,442	6,618	7,724
Cape Girardeau	3,476	4,891	3,552	3,623	3,681	4,462	3,806	3,889	3,513	4,807
Caruthersville	1,998	3,194	2,362	2,125	2,187	2,847	2,445	2,278	2,193	2,833
Kansas City	4,036	5,840	4,385	4,219	3,946	5,254	4,730	4,312	4,635	5,215

South Region:
Pompano Park	9,636	13,806	7,901	6,623	9,377	13,732	8,988	7,383	7,551	13,349
Lula	2,158	4,171	2,770	2,232	2,255	3,648	2,854	2,461	2,423	3,269
Vicksburg	1,804	3,113	2,272	1,750	1,944	2,760	2,501	1,824	2,155	2,875

East Region:
Nemacolin	(477)	(86)	(126)	(94)	(672)	(252)	(124)	(223)	(523)	(162)

Corporate and Other	(5,451)	(6,354)	(5,968)	(6,594)	(4,532)	(5,373)	(6,623)	(5,788)	(5,718)	(4,267)

Total Adjusted EBITDA	$41,187	$59,130	$45,292	$42,888	$43,468	$56,057	$46,117	$46,742	$42,265	$58,825

Adjusted EBITDA, a non GAAP financial measure, has been presented as a supplemental disclosure because it is a widely used measure of performance and basis for valuation of companies in our industry and we believe that this non GAAP supplemental information will be helpful in understanding the Company’s ongoing operating results. Adjusted EBITDA represents operating income (loss) from continuing operations before depreciation and amortization, stock based compensation, certain preopening and severance expenses, gain on sale of assets and valuation charges to the extent that such items existed in the periods presented. Adjusted EBITDA is not a measure of performance or liquidity calculated in accordance with U.S. GAAP, is unaudited and should not be considered an alternative to, or more meaningful than, operating income (loss) as an indicator of our operating performance. Uses of cash flows that are not reflected in Adjusted EBITDA include capital expenditures, interest payments, income taxes, debt principal repayments and certain regulatory gaming assessments, which can be significant. As a result, Adjusted EBITDA should not be considered as a measure of our liquidity. Other companies that provide EBITDA information may calculate EBITDA differently than we do. The definition of Adjusted EBITDA may not be the same as the definitions used in any of our debt agreements.

The following tables summarize Adjusted EBITDA for the periods presented, in addition to reconciling Adjusted EBITDA to operating income (loss) (unaudited, in thousands):

	Three Months Ended January 24, 2016
	Operating Income (Loss)	Depreciation and Amortization	Stock-Based Compensation	Preopening, Severance and Other	Adjusted EBITDA
West Region:
Black Hawk	$4,540	$2,188	$14	$—	$6,742

Midwest Region:
Bettendorf	1,180	2,902	8	—	4,090
Waterloo	5,223	1,317	6	—	6,546
Boonville	5,347	1,269	13	—	6,629
Cape Girardeau	942	2,527	7	—	3,476
Caruthersville	1,378	614	6	—	1,998
Kansas City	3,069	961	6	—	4,036

South Region:
Pompano Park	7,837	1,785	14	—	9,636
Lula	824	1,331	3	—	2,158
Vicksburg	895	903	6	—	1,804

East Region:
Nemacolin	(1,551)	1,074	—	—	(477)
Total Operating Properties	29,684	16,871	83	—	46,638
Corporate and Other	(6,567)	447	669	—	(5,451)
Total	$23,117	$17,318	$752	$—	$41,187

	Three Months Ended March 31, 2016
	Operating Income (Loss)	Depreciation and Amortization	Stock-Based Compensation	Preopening, Severance and Other	Adjusted EBITDA
West Region:
Black Hawk	$6,946	$2,170	$14	$—	$9,130

Midwest Region:
Bettendorf	1,751	3,082	7	149	4,989
Waterloo	6,078	1,212	6	—	7,296
Boonville	6,179	1,372	13	—	7,564
Cape Girardeau	1,915	2,541	6	—	4,462
Caruthersville	2,229	613	5	—	2,847
Kansas City	4,328	920	6	—	5,254

South Region:
Pompano Park	11,884	1,834	14	—	13,732
Lula	2,315	1,329	4	—	3,648
Vicksburg	1,849	905	6	—	2,760

East Region:
Nemacolin	(1,328)	1,076	—	—	(252)
Total Operating Properties	44,146	17,054	81	149	61,430
Corporate and Other	(7,056)	452	551	680	(5,373)
Total	$37,090	$17,506	$632	$829	$56,057

	Three Months Ended April 24, 2016
	Operating Income (Loss)	Depreciation and Amortization	Stock-Based Compensation	Preopening, Severance and Other	Adjusted EBITDA
West Region:
Black Hawk	$7,049	$2,152	$14	$—	$9,215

Midwest Region:
Bettendorf	1,859	3,064	7	153	5,083
Waterloo	7,013	1,160	7	—	8,180
Boonville	6,836	1,228	13	—	8,077
Cape Girardeau	2,339	2,547	5	—	4,891
Caruthersville	2,576	613	5	—	3,194
Kansas City	4,890	943	7	—	5,840

South Region:
Pompano Park	11,961	1,832	13	—	13,806
Lula	2,788	1,379	4	—	4,171
Vicksburg	2,202	905	6	—	3,113

East Region:
Nemacolin	(1,166)	1,080	—	—	(86)
Total Operating Properties	48,347	16,903	81	153	65,484
Corporate and Other	(8,684)	407	1,153	770	(6,354)
Total	$39,663	$17,310	$1,234	$923	$59,130

	Three Months Ended June 30, 2016
	Operating Income (Loss)	Depreciation and Amortization	Stock-Based Compensation	Preopening, Severance and Other	Adjusted EBITDA
West Region:
Black Hawk	$6,163	$2,122	$12	$—	$8,297

Midwest Region:
Bettendorf	1,184	2,604	8	556	4,352
Waterloo	6,215	1,206	7	—	7,428
Boonville	6,222	1,230	11	—	7,463
Cape Girardeau	1,243	2,556	7	—	3,806
Caruthersville	1,775	665	5	—	2,445
Kansas City	3,748	975	7	—	4,730

South Region:
Pompano Park	7,173	1,803	12	—	8,988
Lula	1,366	1,483	5	—	2,854
Vicksburg	1,592	902	7	—	2,501

East Region:
Nemacolin	(1,215)	1,091	—	—	(124)
Total Operating Properties	35,466	16,637	81	556	52,740
Corporate and Other	(8,464)	344	1,307	190	(6,623)
Total	$27,002	$16,981	$1,388	$746	$46,117

	Three Months Ended July 24, 2016
	Operating Income (Loss)	Depreciation and Amortization	Stock-Based Compensation	Preopening, Severance and Other	Adjusted EBITDA
West Region:
Black Hawk	$6,509	$2,110	$10	$—	$8,629

Midwest Region:
Bettendorf	1,613	2,696	9	597	4,915
Waterloo	5,903	1,224	8	—	7,135
Boonville	6,210	1,246	9	—	7,465
Cape Girardeau	981	2,564	7	—	3,552
Caruthersville	1,672	686	4	—	2,362
Kansas City	3,216	1,161	8	—	4,385

South Region:
Pompano Park	6,079	1,812	10	—	7,901
Lula	1,254	1,510	6	—	2,770
Vicksburg	1,365	900	7	—	2,272

East Region:
Nemacolin	(1,085)	959	—	—	(126)
Total Operating Properties	33,717	16,868	78	597	51,260
Corporate and Other	(7,538)	339	1,231	—	(5,968)
Total	$26,179	$17,207	$1,309	$597	$45,292

	Three Months Ended September 30, 2016
	Operating Income (Loss)	Depreciation and Amortization	Stock-Based Compensation	Preopening, Severance and Other	Adjusted EBITDA
West Region:
Black Hawk	$7,160	$2,236	$6	$—	$9,402

Midwest Region:
Bettendorf	4,437	3,184	8	(952)	6,677
Waterloo	5,852	1,225	8	—	7,085
Boonville	6,200	1,236	6	—	7,442
Cape Girardeau	1,305	2,576	8	—	3,889
Caruthersville	1,641	634	3	—	2,278
Kansas City	3,101	1,203	8	—	4,312

South Region:
Pompano Park	5,561	1,816	6	—	7,383
Lula	902	1,552	7	—	2,461
Vicksburg	915	901	8	—	1,824

East Region:
Nemacolin	(917)	694	—	—	(223)
Total Operating Properties	36,157	17,257	68	(952)	52,530
Corporate and Other	(8,115)	322	1,200	805	(5,788)
Total	$28,042	$17,579	$1,268	$(147)	$46,742

	Three Months Ended October 23, 2016
	Operating Income (Loss)	Depreciation and Amortization	Stock-Based Compensation	Preopening, Severance and Other	Adjusted EBITDA
West Region:
Black Hawk	$6,586	$2,382	$6	$—	$8,974

Midwest Region:
Bettendorf	3,893	3,184	7	(997)	6,087
Waterloo	5,604	1,235	7	—	6,846
Boonville	5,880	1,211	6	—	7,097
Cape Girardeau	1,040	2,576	7	—	3,623
Caruthersville	1,506	617	2	—	2,125
Kansas City	3,177	1,035	7	—	4,219

South Region:
Pompano Park	4,815	1,802	6	—	6,623
Lula	680	1,546	6	—	2,232
Vicksburg	843	899	8	—	1,750

East Region:
Nemacolin	(790)	696	—	—	(94)
Total Operating Properties	33,234	17,183	62	(997)	49,482
Corporate and Other	(11,901)	269	1,625	3,413	(6,594)
Total	$21,333	$17,452	$1,687	$2,416	$42,888

	Three Months Ended December 31, 2016
	Operating Income (Loss)	Depreciation and Amortization	Stock-Based Compensation	Preopening, Severance and Other	Adjusted EBITDA
West Region:
Black Hawk	$5,413	$2,373	$6	$—	$7,792

Midwest Region:
Bettendorf	1,716	3,168	8	—	4,892
Waterloo	5,501	1,226	7	—	6,734
Boonville	5,440	1,172	6	—	6,618
Cape Girardeau	920	2,586	7	—	3,513
Caruthersville	1,565	626	2	—	2,193
Kansas City	3,720	908	7	—	4,635

South Region:
Pompano Park	5,753	1,792	6	—	7,551
Lula	894	1,523	6	—	2,423
Vicksburg	1,261	887	7	—	2,155

East Region:
Nemacolin	(1,227)	704	—	—	(523)
Total Operating Properties	30,956	16,965	62	—	47,983
Corporate and Other	(10,578)	201	1,612	3,047	(5,718)
Total	$20,378	$17,166	$1,674	$3,047	$42,265

	Three Months Ended January 22, 2017
	Operating Income (Loss)	Depreciation and Amortization	Stock-Based Compensation	Preopening, Severance and Other	Adjusted EBITDA
West Region:
Black Hawk	$5,296	$2,317	$5	$—	$7,618

Midwest Region:
Bettendorf	1,290	3,175	8	—	4,473
Waterloo	5,606	1,214	7	—	6,827
Boonville	5,200	1,158	6	—	6,364
Cape Girardeau	1,068	2,605	8	—	3,681
Caruthersville	1,558	627	2	—	2,187
Kansas City	2,920	1,019	7	—	3,946

South Region:
Pompano Park	7,583	1,789	5	—	9,377
Lula	729	1,519	7	—	2,255
Vicksburg	1,051	886	7	—	1,944

East Region:
Nemacolin	(1,381)	709	—	—	(672)
Total Operating Properties	30,920	17,018	62	—	48,000
Corporate and Other	(6,698)	263	1,170	733	(4,532)
Total	$24,222	$17,281	$1,232	$733	$43,468

	Three Months Ended March 31, 2017
	Operating Income (Loss)	Depreciation and Amortization	Stock-Based Compensation	Preopening, Severance and Other	Adjusted EBITDA
West Region:
Black Hawk	$6,816	$2,769	$6	$—	$9,591

Midwest Region:
Bettendorf	1,918	3,253	8	—	5,179
Waterloo	7,193	1,212	7	—	8,412
Boonville	6,491	1,227	6	—	7,724
Cape Girardeau	2,180	2,620	7	—	4,807
Caruthersville	2,200	631	2	—	2,833
Kansas City	4,200	1,008	7	—	5,215

South Region:
Pompano Park	11,523	1,820	6	—	13,349
Lula	1,753	1,510	6	—	3,269
Vicksburg	1,946	922	7	—	2,875

East Region:
Nemacolin	(875)	713	—	—	(162)
Total Operating Properties	45,345	17,685	62	—	63,092
Corporate and Other	(6,261)	275	1,170	549	(4,267)
Total	$39,084	$17,960	$1,232	$549	$58,825

The information in this Item 7.01 is being furnished, not filed pursuant to Regulation FD. Accordingly, the information in this Item 7.01 will not be incorporated by reference into any registration statement (filed by the Company under the Security Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of this information is not intended to, and does not, constitute a determination of admission by the Company that this information is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eldorado Resorts, Inc.

Date: May 30, 2017	By:	/s/ Gary L. Carano
	Name:	Gary L. Carano
	Title:	Chief Executive Officer